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                                                                   EXHIBIT 10.27

                LIST OF MANAGEMENT INVESTORS WHO ARE PARTIES TO
              NONSTATUTORY STOCK OPTION AGREEMENT (EXHIBIT 10.24), LIMITED RECOURSE PROMISSORY NOTES (EXHIBIT 10.25) OR
                      SECURITY AGREEMENT (EXHIBIT 10.26).
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


                         Number of Shares    Principal Amount
                         Covered by Non-            of            Number of Shares
                          statutory Stock    Limited Recourse      Pledged Under
Name                     Option Agreement    Promissory Note     Security Agreement
- ----                     ----------------    ----------------    ------------------
Randell A. Bodenhamer             159             $118,700                1,187
Joe I. Callaway                   475               47,500                  475
J. David Choisser                 360              106,500                1,065
J. W. Freeman                   1,188              118,700                1,187
Roy Harney                          0               23,700                  237
Grant W. Henderson              2,375              237,500                2,375
Jarvis A. Hensley                   0               23,700                  237
Chris A. Jackson                  475               47,500                  475
Jarl P. Johnson                 1,185                    0                    0
Douglas H. Miller              23,750                    0                    0
Gary M. Nelson                    238               23,700                  237
Gary R. Scoggins                  238               23,700                  237
Claude A. Seaman                  238               23,700                  237
J. W. Spencer III               1,070              118,700                1,187
Scott E. Studdard                 238               23,700                  237

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